UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Act of 1934

Date of Report (Date of earliest event reported) October 18, 2005

Commission file number: 0-23605

(Exact Name of Registrant as Specified in Its Charter)

Tennessee	62-1721072
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer I.D. Number)

114 West College Street, Murfreesboro, Tennessee	37130
(Address of Principal Executive Offices)	(Zip Code)

(615) 893-1234
Registrant’s telephone number, including area code

☑ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 140.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On October 18, 2005, Cavalry Bancorp, Inc. (the “Company”) issued a press release reporting financial results for the third quarter and nine months ended September 30, 2005, a copy of which is being furnished as Exhibit 99.1 to this Report and is incorporated into this Report by reference. The information being furnished under Item 2.02 of this Report shall not be considered “filed” for purposes of the Securities Exchange Act of 1934, as amended (“Exchange Act”), and shall not be incorporated by reference into any of the Company’s previous or future filings under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act.

Item 7.01 Regulation FD Disclosure

On October 18, 2005, the Company issued a press release reporting financial results for the third quarter and nine months ended September 30, 2005, a copy of which is being furnished as Exhibit 99.1 to this Report and is incorporated into this Report by reference. The information being furnished under Item 7.01 of this Report shall not be considered “filed” for purposes of the Exchange Act, and shall not be incorporated by reference into any of the Company’s previous or future filings under the Securities Act or the Exchange Act.

Item 9.01 Financial Statements and Exhibits

    (c) Exhibits.

Exhibit Number     Description
            99.1      Press Release issued by Cavalry Bancorp, Inc. dated October 18, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 18, 2005		CAVALRY BANCORP, INC.
By:
Hillard C. Gardner
Senior Vice President and
Chief Financial Officer